Supplement to Prospectus
                    and Statement of Additional Information
                of Select Advisors Portfolios (the "Hub Trust"),
                    Select Advisors Trust A ("Trust A") and
                      Select Advisors Trust C ("Trust C")
                              in connection with

  Touchstone Emerging Growth Fund A       Touchstone Emerging Growth Fund C
Touchstone International Equity Fund A  Touchstone International Equity Fund C
 Touchstone Income Opportunity Fund A    Touchstone Income Opportunity Fund C
     Touchstone Value Plus Fund A            Touchstone Value Plus Fund C
   Touchstone Growth & Income Fund A       Touchstone Growth & Income Fund C
      Touchstone Balanced Fund A              Touchstone Balanced Fund C
        Touchstone Bond Fund A                  Touchstone Bond Fund C
        (each a "Trust A Fund")                 (each a "Trust C Fund")

               This Supplement is dated as of September 24, 1998.


        The Prospectuses and Statements of Additional Information of Trust A and Trust C, each dated May 1, 1998, are hereby supplemented as follows:

AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

        At a meeting of the Board of Trustees of Select Advisors Trust A ("Trust A") and Select Advisors Trust C ("Trust C") held on June 18, 1998 (the "Meeting"), an agreement and plan of reorganization and liquidation (the "Plan") was unanimously approved by a vote of the majority of the Trustees of Trust A and Trust C, including a majority of the disinterested Trustees, subject to approval of the shareholders of Trust C at a meeting to be held on October 29, 1998.

        The Plan consists of a series of steps and procedures which would ultimately result in the combination of each series of Trust C with the corresponding series of Trust A and the following changes to the structure of the Hub Trust, Trust A and Trust C, effective as of the close of business on December 31, 1998:

* All of the investable assets of the Hub Trust, including each of its series (each a "Hub Portfolio") would be transferred to the corresponding Trust A Fund (subject to their liabilities).
* All of the presently outstanding shares of the Trust C Funds would be exchanged for an equal number of newly-designated Class C shares of the corresponding Trust A Fund.
* All of the presently outstanding shares of each Trust A Fund would be redesignated (but not otherwise affected) Class A shares of each Trust A Fund.
*       The Hub Trust and Trust C would be dissolved.


INVESTMENT ADVISER

        Touchstone Advisors, Inc. (the "Advisor") is currently the investment adviser to the Hub Portfolios and is responsible for selecting and monitoring the sub-advisers (each, a "Portfolio Advisor," and collectively, the "Portfolio Advisors") which manage the investment portfolios for each Hub Portfolio.

        After the close of business on December 31, 1998, pursuant to the Plan, the Advisor will be the investment adviser to each series of Trust A and will be responsible for selecting and monitoring the Portfolio Advisor for each Trust A Fund, including assets from both Class A and Class C shares.

ADMINISTRATIVE SERVICES

        Investors Bank & Trust Company ("Investors Bank") presently serves as Administrator and Fund Accounting Agent for each Trust C Fund and each Trust A Fund, and also serves as Administrator, Fund Accounting Agent, Custodian, Transfer Agent and Dividend Paying Agent for the Hub Trust. State Street Bank & Trust Company presently serves as Transfer Agent and Dividend Paying Agent for each Trust C Fund and each Trust A Fund. It is anticipated that, following the reorganization, Investors Bank would continue to serve as Administrator and Fund Accounting Agent and that State Street Bank & Trust Company would continue to act as Transfer Agent and Dividend Paying Agent, with respect to each Class of each Trust A Fund.


CHANGE IN PORTFOLIO MANAGER

Eugene H. Gardner, Jr., one of the individuals at David L. Babson & Company, Inc. who was primarily responsible for the day-to-day investment management of the portion of the Emerging Growth Portfolio's assets managed by David L. Babson & Company, Inc., has been replaced by Dennis J. Scannell, Jr. David L. Babson & Company, Inc. is one of two Portfolio Advisors to the Emerging Growth Portfolio.

Mr. Scannell has been with David L. Babson & Company, Inc. since 1993 and is Vice President/Portfolio Manager.